Exhibit 99.2

1Q 2018 Earnings Call Presentation May 1, 2018

Safe Harbor Statement This presentation, the related remarks, and the responses to various questions may contain various “forward-looking  statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Regional Management Corp.’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,”  “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify  these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to  risks and uncertainties, many of which are outside of the control of Regional Management. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with Regional Management’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. We cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither Regional Management nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result  of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2

1Q 18 Highlights – Continued Double-Digit Portfolio Growth (dollars in millions) 1Q 18 1Q 17 Chg B/(W) % Chg B/(W) Total Finance Receivables $805.0 $695.0 $110.0 15.8% Core Finance Receivables                 724.4                 577.9                 146.5 25.3% Total Revenue                 72.6                 65.8                 6.8 10.3% Provision for Credit Losses                 19.5                 19.1                 (0.4) (2.0%) G&A Expense                 34.6                 31.5                 (3.1) (10.0%) Interest Expense                 7.2                 5.2                 (2.0) (37.7%) Net Income $8.6 $7.6 $1.0 13.2% ROA 4.2% 4.3% (0.1%) (2.3%) ROE 14.1% 14.5% (0.4%) (2.8%) Diluted EPS $0.72 $0.65 $0.07 10.8%    Net income of $8.6 million, or $0.72 diluted EPS    Revenue growth of  10.3% driven by $110.0 million year-over-year loan portfolio growth Interest and fee income up 11.6% year-over-year on 14.8% increase in average finance receivables Core finance receivables up 25.3% year-over-year    Provision for credit losses of $19.5 million was  only up 2% despite 15.8% growth in receivables    G&A expenses increased 10.0%, or $3.1 million, year-over-year Primarily related to expansion of centralized collections, IT infrastructure, and incentive compensation G&A expenses as a percentage of finance receivables down 70 basis points year-over-year from 17.7%  to 17.0%    Higher interest expense due to portfolio growth, Fed rate increases, and higher cost of warehouse financing 3

Strategic Initiatives Update    Nortridge Loan System (NLS) Implementation    NLS is performing very well    Enhanced functionality (automated underwriting, electronic payments, texting, imaging, and customer portal) is now rolled out to our entire branch network    Continue to build out new capabilities to drive improved business performance    Centralized Collections & Credit Scorecards    Centralized collections will deliver improved roll rates and lower future net credit losses in the coming quarters    Deploying custom credit scorecards in late 2Q 18, which we expect will increase approved loans and lower net credit losses    Hybrid Growth Model—Increase receivable  growth within existing branch footprint—Increase de novo expansion of 25 – 30 branches in the second half of 2018—Expanding our footprint into 2 new states, Missouri and Wisconsin    Marketing /Digital  Update    Developing next generation risk and response models to improve direct mail targeting    Expanded LendingTree relationship and added Credit Karma as new partner    Actively recruiting and testing of additional affiliate partnerships    Continue to enhance digital foundation through website re-design and improved search engine optimization     Funding Diversification—Expect first term ABS transaction in mid-2018 4

Net Income and Diluted EPS $12.0 Net Income $10.9 (4) $10.0    $8.6 $7.6 (1) $8.0    $6.5 $6.5 (2)    $5.9 $6.1 (3) Millions $6.0 $5.2 $5.3 $4.0 $2.0 $0.0    1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 Net Income $5.2 $5.9 $6.5 $6.5 $7.6 $6.1 $5.3 $10.9 $8.6 Non Operating Items N/A N/A N/A N/A $1.5 ($0.3) ($1.5) $3.5 N/A $1.0 Diluted Earnings Per Share $0.92 (4) $0.8 $0.72 (1)    $0.65 $0.6 $0.56 $0.55 $0.52 (2) $ ) $0.49 (3) ( EPS $0.45    $0.40 $0.4 $0.2 $0.0    1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 Diluted EPS $0.40 $0.49 $0.56 $0.55 $0.65 $0.52 $0.45 $0.92 $0.72 Non Operating Items N/A N/A N/A N/A $0.12 ($0.02) ($0.13) $0.30 N/A – (1) 1Q 17 included $1.5 million tax benefit from exercise of stock options – (2) 2Q 17 included $0.3 million after-tax executive transition costs – (3) 3Q 17 was impacted by the following after-tax non-operating items: Diluted Net Income EPS As reported $5.3 $0.45 Hurricane impact ($2.2) ($0.18) (5) Bulk sale impact $0.7 $0.05 – (4) 4Q 17 included $3.5 million of tax benefits, $3.1 million of which relate to deferred taxes at the new lower corporate tax rate and $0.4 million of which relate to a R&D tax credit – (5) 3Q 17 results included $0.7 million of after-tax benefit from the bulk sale of bankrupt accounts 5

12 Consecutive Quarters of Double-Digit Growth    $ 850 Ending Finance Receivables $817    $805    $ 800 $775    $ 750 $727    $718    $696 $695    $ 700    $646    Millions $ 650    $607    $ 600    $ 550    $ 500    1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 YoY Î” $81.5 $73.2 $94.5 $89.3 $87.6 $81.0 $78.7 $99.7 $110.0 YoY Î” % 15.5% 12.8% 15.7% 14.2% 14.4% 12.5% 11.3% 13.9% 15.8%    Strong 1Q 18 finance receivable growth of 15.8% over prior year    12th consecutive quarter with double-digit year-over-year ending finance receivable growth    Lower liquidation in 2018 – 1.5% decline in 1Q 18 vs. 3.2% decrease in 1Q 17    6

Product Category Trends

REGIONAL MANAGEMENT

in millions

Finance Receivables	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	vs. 4Q 17		vs. 1Q 17	
										$ Chg I/(D)	% Chg I/(D)	$ Chg I/(D)	% Chg I/(D)
Small Loans (≤ $2,500)	$311	$320	$349	$358	$336	$349	$363	$376	$360	($15)	(4.1%)	$25	7.4%
Large Loans (> $2,500)	$162	$195	$217	$235	$242	$268	$309	$347	$364	$17	4.8%	$122	50.1%
Core Loan Products	**$473**	**$515**	**$566**	**$594**	**$578**	**$617**	**$672**	**$723**	**$724**	**$1**	**0.2%**	**$146**	**25.3%**
Automobile Loans	$106	$101	$97	$90	$86	$80	$72	$61	$49	($13)	(20.7%)	($37)	(43.3%)
Retail Loans	$28	$30	$33	$34	$31	$30	$31	$33	$32	($1)	(3.6%)	$1	2.1%
Total	**$607**	**$646**	**$696**	**$718**	**$695**	**$727**	**$775**	**$817**	**$805**	**($13)**	**(1.5%)**	**$110**	**15.8%**
Total YoY Δ ($)	**$81**	**$73**	**$95**	**$89**	**$88**	**$81**	**$79**	**$100**	**$110**				
Total YoY Δ (%)	**15%**	**13%**	**16%**	**14%**	**14%**	**13%**	**11%**	**14%**	**16%**				



Product Mix
Small Loans
Large Loans
Automobile Loans
Retail Loans
% of Total Finance Receivables
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
40.0%
30.0%
20.0%
10.0%
51.1%
45.2%
44.8%
26.7%
17.5%
6.1%
4.7%
4.0%
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18

- Large loans continue to grow and now represent over 45% of total loan portfolio
- For first time, large loans ($364 million) are greater than small loans ($360 million)
- Core loans are 90% of total loan portfolio
- 1st time core loans grew in 1Q

7

Revenue Driven by Strong Year-Over-Year Portfolio Growth



Revenue
Millions
$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$56.7
$57.3
$62.5
$64.0
$65.8
$65.3
$69.2
$72.1
$72.6
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
Interest & Fee Income
Insurance Income
Other Income

- Seasonal 1Q yield decrease from higher yielding loans paying off from tax refunds
- Yields negatively impacted 10 basis points by hurricanes

Total Revenue	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	0.0%	1.1%	9.0%	2.5%	2.8%	(0.7%)	5.9%	4.2%	0.7%
YoY Δ	7.9%	8.2%	13.4%	12.9%	16.1%	14.0%	10.8%	12.6%	10.3%



Average Finance Receivables
Millions
$850
$800
$750
$700
$650
$600
$550
$500
$450
$618
$625
$675
$707
$709
$708
$754
$797
$814
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18

Sequential Δ	0.5%	1.2%	8.0%	4.8%	0.3%	(0.2%)	6.5%	5.7%	2.2%
YoY Δ	15.7%	13.6%	14.6%	15.1%	14.9%	13.3%	11.8%	12.7%	14.8%



Interest & Fee and Total Revenue Yield
Yields (Annualized % of AFR)
40.0%
37.5%
35.0%
32.5%
30.0%
36.7%
36.7%
37.0%
36.2%
37.1%
36.9%
36.7%
36.2%
35.7%
33.2%
33.7%
34.0%
33.8%
33.4%
33.8%
33.8%
33.3%
32.5%
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
Total Revenue Yield
Interest & Fee Yield

Total Revenue	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	(0.2%)	0.0%	0.3%	(0.8%)	0.9%	(0.2%)	(0.2%)	(0.5%)	(0.5%)
YoY Δ	(2.7%)	(1.8%)	(0.4%)	(0.7%)	0.4%	0.2%	(0.3%)	0.0%	(1.4%)

8

Seasonal Pattern of Delinquency

REGIONAL MANAGEMENT


30+ Delinquency Trend
Delinquency in Millions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
$12.0 $7.6 $7.1 $5.9 $5.2 $18.3
$16.7 $10.0 $7.2 $5.4 $4.9 $17.5
$17.3 $11.0 $8.4 $7.2 $5.8 $21.4
$16.7 $11.6 $10.0 $8.2 $6.9 $25.1
$13.9 $9.9 $7.6 $7.0 $6.6 $21.2
$17.0 $10.7 $7.8 $6.3 $5.5 $19.6
$18.6 $11.6 $9.7 $6.8 $6.2 $22.7
$18.7 $15.3 $11.3 $8.9 $7.3 $27.5
$14.9 $11.5 $9.7 $7.9 $8.8 $26.4
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days


30+ & 90+ Delinquency Rates
% of Finance Receivables
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.2% 6.8% 7.1% 7.4% 6.5% 6.5% 6.8% 7.5% 6.5%
3.0% 2.7% 3.1% 3.5% 3.0% 2.7% 2.9% 3.4% 3.3%
1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18
30+ Delinquency Rate
90+ Delinquency Rate

30+ DQ	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	(1.0%)	0.6%	0.3%	0.3%	(0.9%)	0.0%	0.3%	0.7%	(1.0%)
YoY Δ	(0.1%)	0.4%	(0.2%)	0.2%	0.3%	(0.3%)	(0.3%)	0.1%	0.0%

90+ DQ	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	(0.1%)	(0.3%)	0.4%	0.4%	(0.5%)	(0.3%)	0.2%	0.5%	(0.1%)
YoY Δ	0.2%	0.2%	0.3%	0.4%	0.0%	0.0%	(0.2%)	(0.1%)	0.3%

- 1Q 18 Delinquency:
  - 30+ days past due is flat to prior year at 6.5%, but includes 0.2% impact related to hurricanes
  - 90+ days past due of 3.3% is 0.3% higher than prior year, but includes 0.2% impact related to hurricanes

9

Provision Flat; NCL Rate Down Year-Over-Year

REGIONAL MANAGEMENT

Net Credit Loss Rates [1]



Net Credit Losses (% of AFR)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.7%
8.6%
8.0%
9.8%
10.9%
9.9%
7.8%
9.0%
10.2%
Included 0.5% benefit from bulk sale of bankrupt accounts
Included 0.4% of hurricane losses
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18

	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	2.0%	(1.1%)	(0.6%)	1.8%	1.1%	(1.0%)	(2.1%)	1.2%	1.2%
YoY Δ	(0.2%)	(0.8%)	(0.5%)	2.1%	1.2%	1.3%	(0.2%)	(0.8%)	(0.7%)
[1] Increase due to non-file claims					0.6%	1.0%	0.5%	0.4%	0.3%

- NCL rate in 1Q 18 decreased 70 basis points compared to 1Q 17
- 1Q 18 NCL rate includes 40 basis points of hurricane losses
- Provision as a percent of revenue and average finance receivables is down year-over-year

Provision for Credit Losses



Millions
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% of Revenue and AFR
$13.8
$13.4
$16.4
$19.4
$19.1
$18.6
$20.2
$19.5
$19.5
24.3%
23.4%
26.3%
30.3%
29.1%
28.5%
29.1%
27.0%
26.9%
8.9%
8.6%
9.7%
11.0%
10.8%
10.5%
10.7%
9.8%
9.6%
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
Provision for Credit Losses
% of Revenue
% of AFR

% of Revenue	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	4.1%	(0.9%)	2.9%	4.0%	(1.2%)	(0.6%)	0.6%	(2.1%)	(0.1%)
YoY Δ	5.8%	0.6%	0.7%	10.1%	4.8%	5.1%	2.8%	(3.3%)	(2.2%)

% of AFR	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	1.4%	(0.3%)	1.1%	1.3%	(0.2%)	(0.3%)	0.2%	(0.9%)	(0.2%)
YoY Δ	1.6%	(0.2%)	0.1%	3.5%	1.9%	1.9%	1.0%	(1.2%)	(1.2%)

Allowance as % of Finance Receivables



Allowance for Credit Losses
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Allowance (% of EFR)
$36.2
$36.2
$39.1
$41.3
$41.0
$42.0
$47.4
$48.9
$47.8
6.0%
5.6%
5.6%
5.7%
5.9%
5.8%
6.1%
6.0%
5.9%
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
Allowance
Allowance as % of Finance Receivables

	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18
Sequential Δ	0.0%	(0.4%)	0.0%	0.1%	0.2%	(0.1%)	0.3%	(0.1%)	(0.1%)
YoY Δ	(1.0%)	(0.7%)	(0.7%)	(0.3%)	(0.1%)	0.2%	0.5%	0.3%	0.0%

10

G&A Expense Dollars and Ratios    Total G&A Expenses $50.0 25.0%    19.3% 18.9% $40.0 18.1% 17.7% 17.9% 18.0% 20.0%    16.3% 17.1% 17.0%    $33.8 $34.0 $34.6 AFR $30.0 $31.5 $31.6 15.0% of $29.8 $29.5 $30.5 $28.8 % Millions $20.0 10.0% Annualized $10.0 5.0% $0.0 0.0%    1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 Sequential Ä 4.4% (0.9%) 3.1% (5.3%) 9.1% 0.6% 6.9% 0.5% 1.7% YoY Ä (8.6%) 4.6% 16.3% 1.0% 5.5% 7.1% 11.1% 18.0% 10.0% As % of AFR 19.3% 18.9% 18.1% 16.3% 17.7% 17.9% 18.0% 17.1% 17.0%    G&A expenses as a percent of average finance receivables declined 70 basis points from the prior-year-period    11

REGIONAL MANAGEMENT REGIONAL MANAGEMENT RM LISTED NYSE